UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2015

Tyme Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-179311	45-3864597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

48 Wall Street - Suite 1100

New York, New York 10005

(Address of principal executive offices, including zip code)

646-205-1603

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment – Use of Terminology

Throughout this Current Report on Form 8-K, the terms “Company,” “we,” “us,” and “our” refers to Tyme Technologies, Inc. and, unless the context indicates otherwise, its direct and indirect subsidiaries, Tyme Inc. and Luminant Biosciences, LLC, on a consolidated basis.

Item 8.01  Other Events.

On September 30, 2015, we issued a press release reporting on our filing an Investigational New Drug (IND) application with the U.S. Food and Drug Administration for our SM-88 drug candidate. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

Set forth below is a list of the exhibits to this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Press release, dated September 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Tyme Technologies, Inc.

Dated: September 30, 2015	By:	/s/ Steve Hoffman
Steve Hoffman, Chief Executive Officer